UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 16, 2010
Date of Report (Date of Earliest Event Reported)

Commission file number  –  001-10852

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

  Delaware                                                                  36-2989662
                        (State or other jurisdiction of                                                        (I.R.S. Employer Identification Number)
                        incorporation or organization)

11 North Water Street, Suite 18290                        Mobile, Alabama                 36602
(Address of principal executive offices)                                                       (Zip Code)

       (251) 243-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01.    Change in Registrant’s Certifying Accountant

International Shipholding Corporation (“the Company”) has completed a process to review the appointment of the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011.  The Company invited several firms to participate in this process, including Ernst & Young LLP (“E&Y”), the Company’s current Independent Registered Public Accounting Firm.  Upon recommendation of the Company’s executive management, the Audit Committee of the Board of Directors, on December 16, 2010, approved the selection of PricewaterhouseCoopers LLP (“PwC”), as its Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011. This item will be submitted for the ratification of shareholders at the Company’s 2011 Annual Shareholders Meeting.  E&Y will continue to serve as the Company’s Independent Registered Public Accounting Firm for the year ended December 31, 2010.  The Committee’s selection of PwC to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011 will result in the dismissal of E&Y upon E&Y’s completion of its audit engagement for the year ended December 31, 2010, at the time the Company files its Form 10-K for that year.

The change in Independent Registered Public Accounting Firm did not result from any dissatisfaction with the quality of professional services rendered by E&Y.

During the Company’s two most recent fiscal years ended December 31, 2009 and December 31, 2008, and any subsequent interim period through December 16, 2010, there were (i) no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. That letter is attached as exhibit 16.1 to this Form 8-K.

E&Y’s reports on the Company’s financial statements for each of the past two years did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two most recent fiscal years ended December 31, 2009 and December 31, 2008 and any subsequent interim period through December 16, 2010, neither the Company nor to its knowledge anyone on its behalf consulted PwC regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

(d)      Exhibits

 Exhibit Number                                      Document

16.1	Letter from Ernst & Young LLP dated December 20, 2010 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada
_____________________________________________
Manuel G. Estrada
Vice President and Chief Financial Officer

Date:    December 21, 2010